EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Kirk C. Lehneis, Principal Executive Officer of the IndexIQ ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:July 2, 2021	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

I, Adefolahan O. Oyefeso, Principal Financial Officer of the IndexIQ ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:July 2, 2021	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)